                                                                    Exhibit q(2)
U.S TREASURY RESERVES PORTFOLIO

The undersigned hereby constitutes and appoints Heath B. McLendon, Robert I. Frenkel, Thomas C. Mandia, Rosemary D. Emmens, Lewis E. Daidone, Irving David and Harris Goldblat, and each of them, with full powers of substitution, as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities the Registration Statements on Form N-1A, and any and all amendments thereto, filed by U.S Treasury Reserves Portfolio (the "Registrant") with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, and any and all other instruments, documents, registration statements and filings which such attorneys and agents, or any of them, deem necessary or advisable to enable the Registrant to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities laws of any state or other jurisdiction; and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the 16th day of October, 2001.



/s/ Elliott J. Berv
------------------------------------
Elliott J. Berv

U.S TREASURY RESERVES PORTFOLIO

The undersigned hereby constitutes and appoints Heath B. McLendon, Robert I. Frenkel, Thomas C. Mandia, Rosemary D. Emmens, Lewis E. Daidone, Irving David and Harris Goldblat, and each of them, with full powers of substitution, as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities the Registration Statements on Form N-1A, and any and all amendments thereto, filed by U.S Treasury Reserves Portfolio (the "Registrant") with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, and any and all other instruments, documents, registration statements and filings which such attorneys and agents, or any of them, deem necessary or advisable to enable the Registrant to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities laws of any state or other jurisdiction; and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the 16th day of October, 2001.



/s/ Donald M. Carlton
------------------------------------
Donald M. Carlton

U.S TREASURY RESERVES PORTFOLIO

The undersigned hereby constitutes and appoints Heath B. McLendon, Robert I. Frenkel, Thomas C. Mandia, Rosemary D. Emmens, Lewis E. Daidone, Irving David and Harris Goldblat, and each of them, with full powers of substitution, as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities the Registration Statements on Form N-1A, and any and all amendments thereto, filed by U.S Treasury Reserves Portfolio (the "Registrant") with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, and any and all other instruments, documents, registration statements and filings which such attorneys and agents, or any of them, deem necessary or advisable to enable the Registrant to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities laws of any state or other jurisdiction; and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the 16th day of October, 2001.



/s/ A. Benton Cocanougher
------------------------------------
A. Benton Cocanougher

U.S TREASURY RESERVES PORTFOLIO

The undersigned hereby constitutes and appoints Heath B. McLendon, Robert I. Frenkel, Thomas C. Mandia, Rosemary D. Emmens, Lewis E. Daidone, Irving David and Harris Goldblat, and each of them, with full powers of substitution, as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities the Registration Statements on Form N-1A, and any and all amendments thereto, filed by U.S Treasury Reserves Portfolio (the "Registrant") with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, and any and all other instruments, documents, registration statements and filings which such attorneys and agents, or any of them, deem necessary or advisable to enable the Registrant to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities laws of any state or other jurisdiction; and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the 16th day of October, 2001.



/s/ Mark T. Finn
------------------------------------
Mark T. Finn

U.S TREASURY RESERVES PORTFOLIO

The undersigned hereby constitutes and appoints Heath B. McLendon, Robert I. Frenkel, Thomas C. Mandia, Rosemary D. Emmens, Lewis E. Daidone, Irving David and Harris Goldblat, and each of them, with full powers of substitution, as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities the Registration Statements on Form N-1A, and any and all amendments thereto, filed by U.S Treasury Reserves Portfolio (the "Registrant") with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, and any and all other instruments, documents, registration statements and filings which such attorneys and agents, or any of them, deem necessary or advisable to enable the Registrant to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities laws of any state or other jurisdiction; and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the 16th day of October, 2001.



/s/ Riley C. Gilley
------------------------------------
Riley C. Gilley

U.S TREASURY RESERVES PORTFOLIO

The undersigned hereby constitutes and appoints Heath B. McLendon, Robert I. Frenkel, Thomas C. Mandia, Rosemary D. Emmens, Lewis E. Daidone, Irving David and Harris Goldblat, and each of them, with full powers of substitution, as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities the Registration Statements on Form N-1A, and any and all amendments thereto, filed by U.S Treasury Reserves Portfolio (the "Registrant") with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, and any and all other instruments, documents, registration statements and filings which such attorneys and agents, or any of them, deem necessary or advisable to enable the Registrant to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities laws of any state or other jurisdiction; and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the 16th day of October, 2001.



/s/ Stephen Randolph Gross
------------------------------------
Stephen Randolph Gross

U.S TREASURY RESERVES PORTFOLIO

The undersigned hereby constitutes and appoints Heath B. McLendon, Robert I. Frenkel, Thomas C. Mandia, Rosemary D. Emmens, Lewis E. Daidone, Irving David and Harris Goldblat, and each of them, with full powers of substitution, as her true and lawful attorneys and agents to execute in her name and on her behalf in any and all capacities the Registration Statements on Form N-1A, and any and all amendments thereto, filed by U.S Treasury Reserves Portfolio (the "Registrant") with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, and any and all other instruments, documents, registration statements and filings which such attorneys and agents, or any of them, deem necessary or advisable to enable the Registrant to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities laws of any state or other jurisdiction; and the undersigned hereby ratifies and confirms as her own act and deed any and all that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents shall have, and may exercise, all of the powers hereby conferred.


IN WITNESS WHEREOF, the undersigned has hereunto set her hand as of the 16th day of October, 2001.



/s/  Diana R. Harrington
------------------------------------
Diana R. Harrington

U.S TREASURY RESERVES PORTFOLIO

The undersigned hereby constitutes and appoints Heath B. McLendon, Robert I. Frenkel, Thomas C. Mandia, Rosemary D. Emmens, Lewis E. Daidone, Irving David and Harris Goldblat, and each of them, with full powers of substitution, as her true and lawful attorneys and agents to execute in her name and on her behalf in any and all capacities the Registration Statements on Form N-1A, and any and all amendments thereto, filed by U.S Treasury Reserves Portfolio (the "Registrant") with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, and any and all other instruments, documents, registration statements and filings which such attorneys and agents, or any of them, deem necessary or advisable to enable the Registrant to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities laws of any state or other jurisdiction; and the undersigned hereby ratifies and confirms as her own act and deed any and all that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

IN WITNESS WHEREOF, the undersigned has hereunto set her hand as of the 16th day of October, 2001.



/s/ Susan B. Kerley
------------------------------------
Susan B. Kerley

U.S TREASURY RESERVES PORTFOLIO

The undersigned hereby constitutes and appoints Robert I. Frenkel, Thomas C. Mandia, Rosemary D. Emmens, Lewis E. Daidone, Irving David and Harris Goldblat, and each of them, with full powers of substitution, as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities the Registration Statements on Form N-1A, and any and all amendments thereto, filed by U.S Treasury Reserves Portfolio (the "Registrant") with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, and any and all other instruments, documents, registration statements and filings which such attorneys and agents, or any of them, deem necessary or advisable to enable the Registrant to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities laws of any state or other jurisdiction; and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the 16th day of October, 2001.



/s/ Heath B. McLendon
------------------------------------
Heath B. McLendon

U.S TREASURY RESERVES PORTFOLIO

The undersigned hereby constitutes and appoints Heath B. McLendon, Robert I. Frenkel, Thomas C. Mandia, Rosemary D. Emmens, Lewis E. Daidone, Irving David and Harris Goldblat, and each of them, with full powers of substitution, as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities the Registration Statements on Form N-1A, and any and all amendments thereto, filed by U.S Treasury Reserves Portfolio (the "Registrant") with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, and any and all other instruments, documents, registration statements and filings which such attorneys and agents, or any of them, deem necessary or advisable to enable the Registrant to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities laws of any state or other jurisdiction; and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the 16th day of October, 2001.



/s/ Alan G. Merten
------------------------------------
Alan G. Merten

U.S TREASURY RESERVES PORTFOLIO

The undersigned hereby constitutes and appoints Heath B. McLendon, Robert I. Frenkel, Thomas C. Mandia, Rosemary D. Emmens, Lewis E. Daidone, Irving David and Harris Goldblat, and each of them, with full powers of substitution, as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities the Registration Statements on Form N-1A, and any and all amendments thereto, filed by U.S Treasury Reserves Portfolio (the "Registrant") with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, and any and all other instruments, documents, registration statements and filings which such attorneys and agents, or any of them, deem necessary or advisable to enable the Registrant to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities laws of any state or other jurisdiction; and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the 16th day of October, 2001.



/s/ C. Oscar Morong, Jr.
------------------------------------
C. Oscar Morong, Jr.

U.S TREASURY RESERVES PORTFOLIO

The undersigned hereby constitutes and appoints Heath B. McLendon, Robert I. Frenkel, Thomas C. Mandia, Rosemary D. Emmens, Lewis E. Daidone, Irving David and Harris Goldblat, and each of them, with full powers of substitution, as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities the Registration Statements on Form N-1A, and any and all amendments thereto, filed by U.S Treasury Reserves Portfolio (the "Registrant") with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, and any and all other instruments, documents, registration statements and filings which such attorneys and agents, or any of them, deem necessary or advisable to enable the Registrant to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities laws of any state or other jurisdiction; and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the 16th day of October, 2001.



/s/ R. Richardson Pettit
------------------------------------
R. Richardson Pettit

U.S TREASURY RESERVES PORTFOLIO

The undersigned hereby constitutes and appoints Heath B. McLendon, Robert I. Frenkel, Thomas C. Mandia, Rosemary D. Emmens, Lewis E. Daidone, Irving David and Harris Goldblat, and each of them, with full powers of substitution, as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities the Registration Statements on Form N-1A, and any and all amendments thereto, filed by U.S Treasury Reserves Portfolio (the "Registrant") with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, and any and all other instruments, documents, registration statements and filings which such attorneys and agents, or any of them, deem necessary or advisable to enable the Registrant to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities laws of any state or other jurisdiction; and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the 16th day of October, 2001.



/s/ Walter E. Robb, III
------------------------------------
Walter E. Robb, III

U.S TREASURY RESERVES PORTFOLIO

The undersigned hereby constitutes and appoints Heath B. McLendon, Robert I. Frenkel, Thomas C. Mandia, Rosemary D. Emmens, Lewis E. Daidone, Irving David and Harris Goldblat, and each of them, with full powers of substitution, as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities the Registration Statements on Form N-1A, and any and all amendments thereto, filed by U.S Treasury Reserves Portfolio (the "Registrant") with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, and any and all other instruments, documents, registration statements and filings which such attorneys and agents, or any of them, deem necessary or advisable to enable the Registrant to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities laws of any state or other jurisdiction; and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the 16th day of October, 2001.



/s/ E. Kirby Warren
------------------------------------
E. Kirby Warren